UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 30, 2018
(Date of earliest event reported)	May 24, 2018

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
[] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, our shareholders approved the ONE Gas, Inc. Amended and Restated Equity Compensation Plan (2018)(the “2018 ECP”) at our 2018 annual meeting of shareholders held on May 24, 2018.

A summary of the 2018 ECP is set forth in our definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2018 (the “Proxy Statement”). That summary, and the references to the 2018 ECP within this report, are qualified in their entirety by reference to the actual terms of the 2018 ECP, which is attached as Appendix A to the Proxy Statement and is incorporated herein by reference.

The 2018 ECP includes 1,533,021 shares of our common stock available for future grants which is 1,750,000 shares less the number of shares that remained available for future grants on May 24, 2018, under the original ONE Gas, Inc. Equity Compensation Plan which became effective January 31, 2014 (the “2014 ECP”), and the amended and restated ONE Gas, Inc. Equity Compensation Plan which became effective December 1, 2017 (the “2017 ECP”).

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Certificate of Incorporation

As described under Item 5.07 below, on and effective May 24, 2018, by the affirmative vote of over eighty percent (80%) of the shares of our common stock outstanding, the shareholders of ONE Gas, Inc. (the “Company”) approved and adopted an Amended and Restated Certificate of Incorporation. On May 29, 2018, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Oklahoma. The Amended and Restated Certificate of Incorporation:

•	Eliminates the classified structure of the Board;

•	Provides for the annual election of directors; and

•	Provides for shareholder removal of directors with or without cause.

The above summary of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the text of our Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, a more detailed summary of the amendment was described in the Proxy Statement.

Amended and Restated By-laws

On and effective May 24, 2018, our Board of Directors approved and adopted amended and restated By-laws of the same date (the “Amended and Restated By-laws”), amending certain provisions of our existing By-laws. The changes to the Amended and Restated By-laws correspond to the changes made to the Amended and Restated Certificate of Incorporation to eliminate the Company’s classified Board of Directors and to make certain administrative changes to the existing By-laws.

The following summary of the amendments is qualified in its entirety by reference to the text of our Amended and Restated By-laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K, and its terms are incorporated herein by reference.

•
Article III, Section 3.03(a) of the existing By-laws has been amended to eliminate the classified structure of the Board, provide for the expiration of all current director terms at the Company’s 2019 annual meeting of shareholders and provide for the annual election of all directors in conjunction with the Company’s 2019 annual meeting of shareholders, and each subsequent annual meeting of shareholders thereafter.

•
Article III, Section 3.07(a) of the existing By-laws has been amended to provide for vacancies and removal of directors through the next annual meeting of shareholders rather than through the full term of the class of directors in which a new directorship was created or a vacancy occurred.

•	Article III, Section 3.07(b) of the existing By-laws has been amended to provide for the removal of directors by shareholders with or without cause.

•	Article III, Section 3.16 of the existing By-laws has been amended to provide for the election of the chairman of the Board as an officer of the Board.

•
Article IV, Section 4.01 of the existing By-laws has been amended to provide that the chairman of the Board is not an officer of the corporation, but an officer of the Board in accordance with Article III, Section 3.16.

•	Article II, Section 2.04(d), Article III, Sections 3.05 and 3.06, and Article VI, Section 6.03 of the existing By-laws have been amended for certain administrative and conforming changes.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on May 24, 2018. The matters voted upon at the meeting and the results of such voting are set forth below:

1.
The individuals set forth below were elected to the Board of Directors of the Company as Class I directors to serve three-year terms expiring at our 2021 annual meeting of shareholders by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
John W. Gibson	40,818,716.418	2,458,859.238	226,649.161	5,631,493.000
Pattye L. Moore	42,392,879.285	991,727.838	119,617.694	5,631,493.000
Douglas H. Yaeger	42,342,954.268	1,018,637.326	142,633.223	5,631,493.000

2.
The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2018, was ratified by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain
48,674,257.275	257,293.496	204,167.046
3.

3.
The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2018 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,077,591.887	983,184.547	443,448.383	5,631,493.000
4.

4.
The shareholder vote on the ONE Gas, Inc. Amended and Restated Equity Compensation Plan (2018), was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
38,090,455.498	5,058,372.780	355,396.539	5,631,493.000

5.
The shareholder vote on the amended and restated Certificate of Incorporation to eliminate the classified structure of the Board, provide for the annual election of directors and allow shareholder removal of directors with or without cause, was approved by over eighty percent (80%) of the affirmative vote of the shares of our common stock outstanding as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,979,824.602	302,209.562	222,190.653	5,631,493.000

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits
Exhibit Number	Description

3.1		Amended Certificate of Incorporation of ONE Gas, Inc.

3.2		Amended and Restated By-Laws of ONE Gas, Inc.

99.1		The ONE Gas, Inc. Amended and Restated Equity Compensation Plan (2018) (filed as Appendix A to the Company's definitive proxy statement on Schedule 14A filed on April 4, 2018 (File No. 1-36108).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	May 30, 2018	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President, Chief Financial Officer and Treasurer

5